CONVERTIBLE PROMISSORY NOTE	3 Months Ended
Mar. 31, 2026
GNQ INSILICO INC [Member]
Restructuring Cost and Reserve [Line Items]
CONVERTIBLE PROMISSORY NOTE

11.	Convertible Promissory Note

Concurrently with the execution of the BCA with IBAC, the Company entered into a side letter agreement with IBAC pursuant to which the Company is authorized to complete a bridge financing of up to $2,000,000 through the issuance of secured convertible promissory notes and accompanying common share purchase warrants (the “Warrants”).

On March 16, 2026, the Company issued a $250,000 note with an embedded conversion feature (the “Note”) and accompanying Warrants to an investor (the “Holder”) as the initial draw under the bridge financing. The Note bears interest at 10% per annum with all accrued interest payable in a single lump sum at maturity. The Note matures six months from the date of issuance. The Note is convertible into shares of the Company’s common stock at the option of the Holder under the terms of the note purchase agreement.

The Company also entered into a General Security Agreement (“GSA”) with the Holder. Pursuant to the GSA, the Company granted the holder a general and continuing security interest over substantially all of the Company’s present and after-acquired personal property and assets, including intellectual property, to secure all obligations owing under the Note. The GSA contains customary covenant and enforcement rights and remains in effect until all secured obligations have been discharged in full.

a)	Accounting treatment

The Company elected the FVO under ASC 825, Financial Instruments for the Note. Accordingly, the Note, inclusive of its embedded conversion feature and the detachable Warrants are classified as liabilities and carried at fair value, with changes in fair value recognized in earnings each period.

At issuance, the aggregate uncalibrated fair value of the Note (including the embedded derivative) and Warrants yielded by the underlying baseline models was $443,984, which exceeded cash proceeds of $250,000. To align the model with the transaction price at inception, the Company applied a calibration discount rate to both the Note and the Warrants. Using the Monte Carlo simulation, the discount rate was iteratively solved for the level at which the sum of the fair value of the Note and Warrants equaled total cash proceeds of $250,000, resulting in a calibrated discount rate of 43.69% at issuance. As a result, no day-one gain or loss was recognized.

For subsequent measurement, the selected discount rate considers the initial 43.69% calibrated rate as of the issuance date, adjusted for subsequent changes in the risk-free rate and the credit risk of the Company. For the period from issuance (March 16, 2026) through to March 31, 2026, the change in fair value (excluding $1,042 of contractual interest separately recognized as interest expense) resulted in a net loss of $15,022 recognized within the Statement of Operations. As of March 31, 2026, the excess of the outstanding principal amount of the Note over its fair value was $80,465 ($251,042 principal and interest less $170,577 fair value).

The following table represents the fair value at issuance (March 16, 2026) and as at March 31, 2026:

	March 16, 2026	March 31, 2026
Convertible note payable, at fair value	$160,194	$170,577
Warrant liability, at fair value	89,806	95,487
Total	$250,000	$266,064

The following table represents the roll-forward of the Note and Warrant liabilities from the date of issuance (March 16, 2026) through March 31, 2026:

	Convertible Note (incl. conversion feature)	Warrant	Total
Opening Fair Value, January 1, 2026	$-	$-	$-
Fair Value at Issuance (March 16, 2026)	160,194	89,806	250,000
Change in Fair Value (recognized in earnings)	9,341	5,681	15,022
Interest expense accrual	1,042	-	1,042
Ending Fair Value, March 31, 2026	$170,577	$95,487	$266,064

The following table indicates the fair value compared to the unpaid principal balance:

	March 16, 2026	March 31, 2026
Unpaid principal and accrued interest	$250,000	$251,042
Fair value	160,194	170,577
Fair value over/(under) unpaid principal	$(89,806)	$(80,465)

b)	Determination of Fair Value

The fair value of the Note and Warrants are classified as Level 3 of the fair value hierarchy due to the use of significant unobservable inputs. The fair values of the Note and Warrants were estimated with the assistance of an independent third-party valuation specialist.

To value the Note, the specialist utilized a Monte Carlo simulation that incorporated a market-based discount rate applied to the debt host component alongside an option pricing model for the embedded conversion features. This model projects contractual cash flows based on management’s probability assessments of future milestone events. The underlying stock price of $18.5461 was derived from the $500 million target valuation in the BCA, divided by a fully diluted share count of 26,959,850 (includes unissued shares). Expected volatility was based on an annualized term-matched analysis of a guideline public company peer group. The debt discount rate was benchmarked against CCC-rated corporate bond yields. The fair value of the detachable Warrants was calculated using a standard option-pricing model.

The significant quantitative inputs used under these valuation methods were as follows:

Convertible Note (including embedded conversion feature):

	March 16, 2026	March 31, 2026
Valuation assumptions
Stock Price	$18.5461	$18.5461
Volatility	59.54%	62.63%
Risk-free interest rate	3.72%	3.72%
Debt discount rate	18.75%	19.12%
Expected term remaining	0.50 years	0.46 years
Note discount rate (calibrated)	43.69%	40.13%

Warrants:

	March 16, 2026	March 31, 2026
Valuation assumptions
Stock Price	$18.5461	$18.5461
Volatility	63.10%	62.41%
Risk-free interest rate	3.80%	3.92%
Discount rate	-	-
Expected term remaining	5 years	4.96 years

c)	Interest expense

Interest expense on the Note for the three months ended March 31, 2026, consists entirely of contractual interest accrued at 10% per annum. The total interest accrued and expensed in connection with the Note amounted to $1,042 for the three months ended March 31, 2026.